POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ Ralph M. Baruch
                                   Ralph M. Baruch


                         Office    Director


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ Frederic V. Salerno
                                   Frederic V. Salerno


                         Office    Director


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ J. Fletcher Creamer
                                   J. Fletcher Creamer


                         Office    Director


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ Michael J. Del Giudice
                                   Michael J. Del Giudice


                         Office    Director


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ Jon F. Hanson
                                   Jon F. Hanson


                         Office    Director


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ Kenneth D. McPherson
                                   Kenneth D. McPherson


                         Office    Director



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ James F. O'Grady, Jr.
                                   James F. O'Grady, Jr.


                         Office    Director


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, her true and lawful attorney, for her and in her name, place and stead, and in her office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as she might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set her hand and seal this 7th day of March 1996.



                         Signature s/ Linda C. Taliaferro
                                   Linda C. Taliaferro


                         Office    Director


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said
G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ H. Kent Vanderhoef
                                   H. Kent Vanderhoef


                         Office    Chairman of the Board
                                     of Directors


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, the controller of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ Robert J. McBennett
                                   Robert J. McBennett


                         Office    Treasurer and Controller


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, the chief financial officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ R. Lee Haney
                                   R. Lee Haney


                         Office    Vice President and Chief
                                     Financial Officer


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, the chief executive officer and a director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1995 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal this 7th day of March 1996.



                         Signature s/ D. Louis Peoples
                                   D. Louis Peoples


                         Office    Director, Vice Chairman of
                                     the Board and Chief
                                     Executive Officer